Federated Investors
World-Class Investment Manager

Federated International Equity Fund

A Portfolio of Federated International Series, Inc.

18TH ANNUAL REPORT

November 30, 2001

Established 1984

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Equity Fund

President's Message

Dear Fellow Shareholder:

Federated International Equity Fund was created in 1984, and enclosed is its 18th Annual Report. The fund is managed for long-term growth of capital and offers shareholders capital appreciation potential and income opportunities, as well as portfolio diversification benefits, by investing in large, high-quality corporations based outside of the United States.1 You probably are familiar with a number of the fund's holdings such as Vodafone Group PLC, Unilever NV, TotalFinaElf SA, and Sega Corp., while others may not be household names for American investors. As of November 30, 2001, the fund's net assets of $481.3 million were invested in 91 corporations with a median market capitalization of $11.5 billion, spanning 19 countries and five continents.

This report covers the reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio manager Alexandre de Bethmann, Vice President, Federated Global Investment Management Corp. Following his discussion of market conditions and fund strategy are a complete listing of the fund's investments and the publication of the fund's financial statements. As you are probably aware, equities have experienced another difficult year, and we have continued to see down markets across the globe. This turbulence is reflected in the fund's recent negative returns.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

Individual share class total return performance for the fund's 12-month reporting period, including capital gains, follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(27.32)%	$1.640	$22.14 to $14.92 = (32.61)%
Class B Shares	(27.84)%	$1.640	$20.86 to $13.89 = (33.41)%
Class C Shares	(27.81)%	$1.640	$20.59 to $13.70 = (33.46)%

As a long-term investment vehicle, Federated International Equity Fund is subject to periodic volatility in the stock market. However, the fund's performance is best measured over time, and we believe international investors will be rewarded for their patience. Currently working in the fund's favor are lower stock valuations in all areas of the market, which may represent a significant buying opportunity. Likewise, you can increase your fund investment regardless of the market's fluctuations through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices.3 We encourage you to discuss the benefits of dollar cost averaging with your investment representative.

Thank you for selecting Federated International Equity Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (31.32)%, (31.50)%, and (28.48)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Alexandre de Bethmann, CFA

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the economic conditions and environment for international equities over the fund's fiscal year?

In the fall of 2000 and throughout 2001, discouraging economic news in the United States had serious negative implications for corporations and countries around the globe. Emotional sell-offs occurred across industries, and stock prices fell further or remained low. Information Technology, Media and Telecommunications Services stocks led the downturn, and the sector continued to perform poorly all year.

Initially, foreign economies were expected to be somewhat insulated from the U.S. slowdown; although not all decelerated as significantly or quickly as the American economy, international markets sustained some degree of decline, with only defensive stocks holding some ground. Historically, higher currency correlations between the United States and Europe have not been unusual. The euro gained some ground during the year, but the U.S. dollar maintained its strength despite the post-September 11 heightening of economic and political concerns. The Japanese yen, however, weakened further in 2001.

The export-dependent markets of Asia, for example, particularly felt the sting of the U.S. economic woes and loss of consumer confidence. The new Japanese Prime Minister, Junichiro Koizumi, took office during the fund's reporting year, but many investors, both inside and outside Japan, have been disappointed by the level and pace of promised government reform, which is necessary for the restoration of the nation's economic health, and the outlook for Japan has remained cloudy.

The fund's reporting year was notable for the unprecedented number of interest rate cuts and an impressive injection of liquidity into troubled markets by the world's central banks. More than 150 key cuts were made worldwide during the reporting period, including ten by the U.S. Federal Reserve Board ("the Fed"), which lowered rates from 6.50% in December 2000 to 2.00% by November 2001. Many international banks followed the Fed's lead, but the European Central Bank's inflation concerns resulted in its cuts being made later in the cycle. Although welcome in this difficult economic environment, rate cuts typically take several months to begin working their magic, and unfortunately, markets continued to sustain losses. Emerging markets performed somewhat better than developed ones at mid-year, but fell back in the third quarter.

How did Federated International Equity Fund perform during its fiscal year?

As of November 30, 2001, Federated International Equity Fund produced 12-month total returns of (27.32)%, (27.84)%, and (27.81)% for Class A, B, and C Shares, respectively, based on net asset value. Federated International Equity Fund underperformed the (20.08)% return of its Lipper International Funds1 peer group and also underperformed its benchmark, the Morgan Stanley Capital International Index (MSCI-EAFE),2 which returned (19.17)% for the reporting period.

An overweight in technology, specifically telecommunication stocks, hampered the fund's performance at the beginning of the reporting period. Early in 2001, we focused on restructuring Japanese companies that would benefit as pricing power returned.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The MSCI--EAFE (Europe, Australasia and Far East) Index is a standard, unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. MSCI-EAFE returns are denominated in U.S. dollars. Investments cannot be made in an index.

Our stock selection in pharmaceuticals and biotechnology was beneficial. Midway through the reporting period, we rotated significant fund assets out of Europe, where valuations were expensive, and into Asian markets that had more compelling return possibilities. We also entered less developed markets, such as Brazil, Korea, Russia and Taiwan, that were doing well in the low interest rate, high liquidity environment, although this exposure had a negative impact following the September 11 events, as investors became more risk-averse. Later in the fund's fiscal reporting year, we found good values in mid-cap real estate companies such as Sun Hung Kai Properties Ltd. in Hong Kong. We also reduced our holdings in companies selling high-ticket items to U.S. consumers and increased our exposure to companies with closer ties to their local markets, such as Toyota Motor Corp.

What were the fund's top ten holdings as of November 30, 2001, and how were the assets allocated among countries?

The fund's top ten holdings were as follows:

Security Name	Country	Industry	Percentage of Net Assets
Vodafone Group PLC	United Kingdom	Telecommunication Services	3.5%
Aventis SA	France	Pharmaceuticals & Biotechnology	2.8%
Allianz AG Holding	Germany	Insurance	2.3%
TotalFinaElf SA, Class B	France	Energy	2.2%
Sega Corp.	Japan	Consumer Discretionary	2.1%
Bouygues SA	France	Telecommunication Services	2.0%
Union Electrica Fenosa	Spain	Utilities	1.8%
Unilever NV	Netherlands	Food Beverage & Tobacco	1.6%
Compagnie de St. Gobain	France	Capital Goods	1.6%
Novartis AG	Switzerland	Pharmaceuticals & Biotechnology	1.6%
TOTAL			21.5%

The fund's assets by region and country were allocated as follows:

Region/Country	Percentage of Net Assets
ASIA PACIFIC
Japan	18.0%
Hong Kong	3.8%
Australia	2.9%
Taiwan	2.6%
Singapore	1.1%
Republic of Korea	0.6%
NORTH AMERICA
Canada	3.5%
LATIN AMERICA
Brazil	0.5%
EUROPE
United Kingdom	17.8%
France	13.8%
Germany	7.3%
Spain	5.4%
Netherlands	4.5%
Switzerland	3.4%
Italy	1.4%
Finland	1.2%
Denmark	1.2%
Russia	0.9%
Sweden	0.6%
TOTAL	57.5%

Could you describe some of the fund's noteworthy holdings?

Included in the fund's portfolio are TotalFinaElf SA (2.2% of net assets), one of the world's largest integrated oil companies, based in France; Vodafone Group PLC (3.5%), the world's largest wireless phone service provider, based in the United Kingdom; and Allianz AG Holding (2.3%), the world's second largest insurance company, based in Germany.

What is your outlook for international equities and your fund strategy in 2002?

Given depressed corporate prospects, high unemployment, slowed consumer spending and uncertainties surrounding the progress of the "war on terror," we expect global economic recovery to be delayed, although there are some indications that markets may be reaching a bottom in this negative cycle. The large current account deficit in the U.S. may mean that international currencies will gain some ground.

Given expected continued volatility, we believe our bottom-up stock selection approach and broad diversification will serve the fund and its shareholders well in 2002. As the world's economies stabilize, the portfolio will be positioned accordingly. Since the global rate cuts of 2001 should take more full effect in coming months, positions in rate-sensitive sectors and in emerging market nations may be beneficial.

In Europe, we see good value in telecommunication stocks, specifically those that have begun to reduce debt, and in early consumer cyclicals, such as Deutsche Lufthansa AG in Germany. Pharmaceuticals continue to look intriguing, such as Aventis SA in France and GlaxoSmithKline PLC in the United Kingdom.

In Asia, Japan remains intriguing for long-term investors, but careful stock selection is critical, and it is likely we will continue to underweight it in the portfolio. South Korea and Taiwan also have appealing stock valuations, but they will need to be balanced against concerns about larger structural issues in those countries. We are also finding opportunities in stocks such as Singapore Airlines Ltd. and earlycyclicals, such as Alcan, Inc. (Canada) and BHP Billiton Ltd. (Australia).

Overall, we will continue to seek out companies with solid earnings, good cash flow, strong long-term prospects, and to practice valuation sensitivity and buy/sell caution. Not all prices are yet in line with fundamentals, but the beaten-down telecommunications industry has begun to offer better valuations of top-quality corporations.

Federated International Equity Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund (Class A Shares) (the "Fund") from November 30, 1991 to November 30, 2001 compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2001
1 Year	(31.32)%
5 Years	3.31%
10 Years	5.48%
Start of Performance (8/17/1984)	10.18%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Equity Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2001
1 Year	(31.50)%
5 Years	3.39%
Start of Performance (9/28/1994)	2.92%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated International Equity Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe, Australasia, and Far-East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2001
1 Year	(28.48)%
5 Years	3.73%
Start of Performance (4/1/1993)	5.61%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value
		COMMON STOCKS--89.6%
		Australia--2.9%
1,111,828		BHP Billiton Ltd.	$5,811,391
555,262		News Corp. Ltd.	4,248,096
126,100		News Corp. Ltd., ADR	3,871,270

		TOTAL	13,930,757

		Brazil--0.5%
121,900		Petroleo Brasileiro SA, ADR	2,468,475

		Canada--3.5%
90,600		Alcan, Inc.	3,268,912
90,900		Barrick Gold Corp.	1,374,029
89,700	[1]	Inco Ltd.	1,447,235
130,420		Manulife Financial Corp.	3,593,357
201,423		Talisman Energy, Inc.	7,114,929

		TOTAL	16,798,462

		Denmark--1.2%
97,920		Novo Nordisk, Class B	3,806,311
104,195	[1]	Novozymes A/S, Class B	2,043,924

		TOTAL	5,850,235

		Finland--1.2%
105,100		Nokia Oyj	2,457,277
102,350		UPM - Kymmene OY	3,461,113

		TOTAL	5,918,390

		France--13.8%
195,095		Aventis SA	13,631,751
285,371		Bouygues SA	9,841,957
53,800		Compagnie de St. Gobain	7,850,806
599,630	[1]	Orange SA	5,204,968
47,800		Societe Generale, Paris	2,603,409
81,850		TotalFinaElf SA, Class B	10,448,272
516,450		Usinor Sacilor	6,486,153
Shares			Value
		COMMON STOCKS--continued
		France--continued
66,400		Valeo SA	$2,513,077
147,950		Vivendi Universal	7,574,293

		TOTAL	66,154,686

		Germany, Federal Republic of--6.4%
45,847		Allianz AG Holding	10,841,998
37,700		DePfa Deutsche Pfandbriefbank AG	2,193,469
448,700		Deutsche Lufthansa AG	5,767,915
87,190		E.On AG	4,351,217
81,400	[1]	SGL Carbon AG	2,011,081
102,551		Schering AG	5,548,655

		TOTAL	30,714,335

		Hong Kong--3.8%
2,827,000	[1]	CNOOC Ltd.	2,646,172
208,035	[1]	China Mobile (Hong Kong) Ltd., ADR	3,673,898
446,000		Hutchison Whampoa Ltd.	4,103,233
1,792,000	[1]	MTR Corp. Ltd.	2,309,264
406,000		Sun Hung Kai Properties Ltd.	2,980,375
1,263,000		Wharf Holdings Ltd.	2,704,514

		TOTAL	18,417,456

		Italy--1.4%
596,800		Autostrade SPA	3,966,830
310,300		Telecom Italia SPA	2,643,463

		TOTAL	6,610,293

		Japan--18.0%
368,000		Ajinomoto Co., Inc.	3,745,106
152,400		Bandai Co., Ltd.	5,132,771
247,000		Bridgestone Corp.	2,746,226
173,200		Capcom Co., Ltd.	4,905,600
107,000		Fuji Photo Film Co.	3,681,870
1,711		Japan Telecom Co. Ltd.	5,970,865
223,000		Marui Co.	2,920,970
268		Mitsubishi Tokyo Financial Group, Inc.	1,833,501
1,058,000	[1]	Nikko Cordial Corp.	5,581,074
Shares			Value
		COMMON STOCKS--continued
		Japan--continued
24,025		Nintendo Corp. Ltd.	$4,143,250
292,000		Nomura Holdings, Inc.	4,052,264
492,300	[1]	Sega Corp.	10,207,973
163,000		7-ELEVEN Japan Co., Ltd.	6,759,698
129,900		TDK Corp.	6,588,825
71,800		Takefuji, Corp.	5,797,841
187,400		Tokyo Electric Power Co.	4,311,630
1,053,100		Toshiba Corp.	4,495,460
140,000		Toyota Motor Corp.	3,578,964

		TOTAL	86,453,888

		Korea, Republic of--0.6%
158,300		Korea Electric Power Corp.	2,871,372

		Netherlands--4.5%
207,240		ING Groep NV	5,420,849
157,030		Koninklijke (Royal) Philips Electronics NV	4,290,356
137,932		Unilever NV	7,858,381
192,900		Wolters Kluwer NV	4,181,754

		TOTAL	21,751,340

		Russia--0.9%
291,600		RAO Unified Energy System, ADR	4,207,788

		Singapore--1.1%
1,143,000		City Developments Ltd.	3,008,141
488,000		Singapore Airlines Ltd.	2,504,682

		TOTAL	5,512,823

		Spain--5.4%
235,700		Repsol YPF SA	3,314,898
286,309	[1]	Sogecable SA	7,078,724
526,402		Telefonica SA	7,115,701
543,950		Union Electrica Fenosa	8,512,611

		TOTAL	26,021,934

		Sweden--0.6%
530,269		Telefonaktiebolaget LM Ericsson, Class B	2,932,684

Shares			Value
		COMMON STOCKS--continued
		Switzerland--3.4%
215,450		Novartis AG	$7,588,672
36,070		Swiss Re	3,648,763
106,498		UBS AG	5,305,431

		TOTAL	16,542,866

		Taiwan, Province of China--2.6%
5,690,000	[1]	Siliconware Precision Industries Co.	3,884,806
1,434,000	[1]	Taiwan Semiconductor Manufacturing Co., Ltd.	3,041,313
4,730,950	[1]	United Microelectronics Corp., Ltd.	5,429,185

		TOTAL	12,355,304

		United Kingdom--17.8%
638,987		Arriva PLC	2,823,222
89,100	[1]	Amdocs Ltd.	2,946,537
455,890		Amvescap PLC	6,497,575
1,015,149		BAE Systems PLC	4,615,425
305,571		Diageo PLC	3,266,364
479,790	[1]	Eidos PLC	1,615,527
266,150		GlaxoSmithKline PLC	6,676,216
445,600		Hanson PLC	2,999,220
913,403		Kingfisher PLC	5,207,313
402,800		Marks & Spencer PLC	2,000,707
619,123		Misys PLC	2,867,818
148,797		Pearson PLC	1,753,844
1,582,244		Rank Group PLC	5,164,164
1,329,899		Rentokil Initial PLC	4,833,370
400,500	[1]	Royal Bank of Scotland Group PLC	440,953
320,107		Royal Bank of Scotland Group PLC	7,413,781
911,540		Sainsbury (J) PLC	4,677,023
3,000,907		Stagecoach Group PLC	2,694,538
6,597,717		Vodafone Group PLC	16,926,120

		TOTAL	85,419,717

		TOTAL COMMON STOCKS (IDENTIFIED COST $446,912,217)	430,932,805

Shares			Value
		PREFERRED STOCK--0.9%
		Germany, Federal Republic of--0.9%
78,658		Henkel KGAA, Pfd. (identified cost $4,661,470)	$4,516,602

		MUTUAL FUND--7.5%
36,030,153		Prime Value Obligations Fund, Class IS (at net asset value)	36,030,153

		TOTAL INVESTMENTS (IDENTIFIED COST $487,603,840)[2]	$471,479,560

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $499,821,210. The net unrealized depreciation of investments on a federal tax basis amounts to $28,341,650 which is comprised of $21,419,338 appreciation and $49,760,988 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($481,255,546) at November 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified $487,603,840)		$471,479,560
Cash denominated in foreign currencies (cost $5,584,149)		5,590,035
Receivable for investments sold		5,347,347
Receivable for shares sold		4,885,858
Income receivable		1,021,435
Net receivable for foreign currency exchange transactions		1,836

TOTAL ASSETS		488,326,071

Liabilities:
Payable for investments purchased	$4,061,112
Payable for shares redeemed	2,568,426
Accrued expenses	440,987

TOTAL LIABILITIES		7,070,525

Net assets for 32,971,628 shares outstanding		$481,255,546

Net Assets Consist of:
Paid in capital		$683,007,918
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(16,118,514)
Accumulated net realized loss on investments and foreign currency transactions		(185,225,425)
Net operating loss		(408,433)

TOTAL NET ASSETS		$481,255,546

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($349,202,591 ÷ 23,397,939 shares outstanding)		$14.92

Offering price per share (100/94.50 of 14.92)[1]		$15.79

Redemption proceeds per share		$14.92

Class B Shares:
Net asset value per share ($64,928,303 ÷ 4,673,967 shares outstanding)		$13.89

Offering price per share		$13.89

Redemption proceeds per share (94.50/100 of $13.89)[1]		$13.13

Class C Shares:
Net asset value per share ($67,124,652 ÷ 4,899,722 shares outstanding)		$13.70

Offering price per share		$13.70

Redemption proceeds per share (99.00/100 of $13.70)[1]		$13.56

1 See "What Do Shares Cost?" in the Prospectus

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $936,095)		$7,413,706
Interest		2,509,909

TOTAL INCOME		9,923,615

Expenses:
Investment adviser fee	$5,812,295
Administrative personnel and services fee	437,626
Custodian fees	349,993
Transfer and dividend disbursing agent fees and expenses	816,490
Directors'/Trustees' fees	11,964
Auditing fees	15,917
Legal fees	2,591
Portfolio accounting fees	169,122
Distribution services fee--Class B Shares	621,187
Distribution services fee--Class C Shares	551,640
Shareholder services fee--Class A Shares	1,062,132
Shareholder services fee--Class B Shares	207,062
Shareholder services fee--Class C Shares	183,880
Share registration costs	97,885
Printing and postage	98,341
Insurance premiums	1,246
Taxes	44,969
Loan commitment fee	420
Miscellaneous	7,015

TOTAL EXPENSES	10,491,775

Reimbursement of investment adviser fee	(4,535)

Net expenses		10,487,240

Net operating loss		(563,625)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(162,778,448)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(11,868,194)

Net realized and unrealized loss on investments and foreign currency transactions		(174,646,642)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(175,210,267)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(563,625)	$(1,932,216)
Net realized gain (loss) on investments and foreign currency transactions	(162,778,448)	29,975,552
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(11,868,194)	(155,528,947)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(175,210,267)	(127,485,611)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(37,549,360)	(46,146,649)
Class B Shares	(7,610,182)	(7,799,388)
Class C Shares	(5,946,256)	(5,260,522)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(51,105,798)	(59,206,559)

Share Transactions:
Proceeds from sale of shares	1,416,922,608	3,131,171,290
Proceeds from shares issued in connection with the tax-free acquisition of assets from the IAI International Fund	--	8,412,940
Net asset value of shares issued to shareholders in payment of distributions declared	39,628,814	44,983,947
Cost of shares redeemed	(1,406,593,468)	(2,834,242,725)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	49,957,954	350,325,452

Change in net assets	(176,358,111)	163,633,282

Net Assets:
Beginning of period	657,613,657	493,980,375

End of period	$481,255,546	$657,613,657

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$22.14	$29.16	$19.56	$17.93	$17.32
Income From Investment Operations:
Net investment income (net operating loss)	0.02 [2]	(0.03)[2]	(0.12)[2]	(0.01)[2]	0.04 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.60)	(3.58)	11.20	2.99	0.95

TOTAL FROM INVESTMENT OPERATIONS	(5.58)	(3.61)	11.08	2.98	0.99

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

TOTAL DISTRIBUTIONS	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

Net Asset Value, End of Period	$14.92	$22.14	$29.16	$19.56	$17.93

Total Return[3]	(27.32)%	(14.69)%	61.10%	17.78%	5.89%

Ratios to Average Net Assets:

Expenses	1.60%	1.54%	1.67%	1.63%	1.71%

Net investment income (net operating loss)	0.10%	(0.11)%	(0.57)%	(0.06)%	0.23%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$349,203	$486,558	$389,592	$172,160	$134,858

Portfolio turnover	225%	283%	297%	243%	210%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$20.86	$27.87	$18.89	$17.48	$17.04
Income From Investment Operations:
Net operating loss	(0.11)[2]	(0.22)[2]	(0.26)[2]	(0.16)[2]	(0.10)[2]
Net realized and unrealized gain (loss) on investments and foreign currency	(5.22)	(3.38)	10.72	2.92	0.92

TOTAL FROM INVESTMENT OPERATIONS	(5.33)	(3.60)	10.46	2.76	0.82

Less Distributions:
Distributions in excess of net investment income	--	--	--	--	(0.00)[3]
Distributions from net realized gain on investments and foreign currency transactions	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

TOTAL DISTRIBUTIONS	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

Net Asset Value, End of Period	$13.89	$20.86	$27.87	$18.89	$17.48

Total Return[4]	(27.84)%	(15.41)%	59.90%	16.92%	4.97%

Ratios to Average Net Assets:

Expenses	2.35%	2.29%	2.42%	2.38%	2.56%

Net operating loss	(0.64)%	(0.85)%	(1.28)%	(0.84)%	(0.59)%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$64,928	$97,339	$62,786	$35,689	$23,629

Portfolio turnover	225%	283%	297%	243%	210%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$20.59	$27.50	$18.66	$17.28	$16.85
Income From Investment Operations:
Net operating loss	(0.10)[2]	(0.21)[2]	(0.26)[2]	(0.16)[2]	(0.11)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.15)	(3.29)	10.58	2.89	0.92

TOTAL FROM INVESTMENT OPERATIONS	(5.25)	(3.50)	10.32	2.73	0.81

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

TOTAL DISTRIBUTIONS	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)

Net Asset Value, End of Period	$13.70	$20.59	$27.50	$18.66	$17.28

Total Return[3]	(27.81)%	(15.24)%	59.89%	16.94%	4.96%

Ratios to Average Net Assets:

Expenses	2.35%	2.29%	2.42%	2.38%	2.56%

Net operating loss	(0.64)%	(0.82)%	(1.27)%	(0.83)%	(0.67)%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$67,125	$73,717	$41,602	$14,145	$8,841

Portfolio turnover	225%	283%	297%	243%	210%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated International Series Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

On September 5, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) International Fund in a tax-free reorganization as follows:

Class A Shares of Fund Issued	IAI International Fund Net Assets Received	Unrealized Depreciation	[1]
322,954	$8,412,940	$(538,032)

Net Assets of the Fund Prior to Combination	Net Assets of IAI International Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$724,041,336	$8,412,940	$732,454,276

1 Unrealized depreciation is included in the IAI International Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for the annual financial statements issued for the fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(4,762,168)	$4,808,550	$(46,382)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $173,416,488, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2005	$ 367,805

2007	2,094,798

2009	170,953,885

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:

12/3/2001	2,000,728 Swiss Franc	$1,215,133	$1,219,213	$4,080

Contracts Sold:

12/3/2001	2,760,740 British Pound Sterling	$3,931,902	$3,934,747	(2,845)

12/4/2001	925,252 British Pound Sterling	$1,319,317	$1,318,716	601

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$1,836

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.0001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	68,545,565	$1,275,372,916	97,647,365	$2,704,293,519
Shares issued in connection with the tax-free acquisition of assets from the IAI International Fund	--	--	322,954	8,412,940
Shares issued to shareholders in payment of distributions declared	1,355,476	28,328,121	1,271,892	34,993,768
Shares redeemed	(68,478,551)	(1,279,155,025)	(90,624,979)	(2,517,135,227)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,422,490	$24,546,012	8,617,232	$230,565,000

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,212,263	$21,246,517	3,467,929	$95,630,958
Shares issued to shareholders in payment of distributions declared	366,104	7,168,327	279,405	7,309,027
Shares redeemed	(1,571,313)	(25,958,348)	(1,333,576)	(36,117,945)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	7,054	$2,456,496	2,413,758	$66,822,040

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,841,602	$120,303,175	12,764,265	$331,246,813
Shares issued to shareholders in payment of distributions declared	214,009	4,132,366	103,965	2,681,152
Shares redeemed	(5,735,965)	(101,480,095)	(10,801,054)	(280,989,553)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,319,646	$22,955,446	2,067,176	$52,938,412

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,749,190	$49,957,954	13,098,166	$350,325,452

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$1,181,427,899

Sales	$1,178,258,733

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2001, the diversification of industries was as follows:

Industry Type	Percentage of Net Assets
Automobiles & Components	1.8%
Banks	4.1%
Capital Goods	2.5%
Commercial Services & Supplies	1.0%
Consumer Durables & Apparel	5.7%
Diversified Financials	6.5%
Energy	5.4%
Food & Drug Retailing	2.4%
Food Beverage & Tobacco	3.1%
Hotels Restaurants & Leisure	1.1%
Household & Personal Products	0.9%
Insurance	3.9%
Materials	6.0%
Media	6.0%
Pharmaceuticals & Biotechnology	7.7%
Real Estate	1.8%
Retailing	2.1%
Software & Services	2.0%
Technology Hardware & Equipment	6.0%
Telecommunication Services	11.3%
Transportation	4.2%
Utilities	5.0%

LINE OF CREDIT

The Corporation has entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $27,524,981 as capital gain dividends for the year ended November 30, 2001.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED INTERNATIONAL SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund (the "Fund") (one of the portfolios constituting the Federated International Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1998 were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Equity Fund of Federated International Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00267-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated International Bond Fund

A Portfolio of Federated International Series, Inc.

11TH ANNUAL REPORT

November 30, 2001

Established 1991

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Bond Fund

President's Message

Dear Shareholder:

Federated International Bond Fund was created in 1991, and I am pleased to present its 11th Annual Report. This bond fund is designed for income investors who want to invest a portion of their wealth outside of the United States.

As of November 30, 2001, the fund's net assets of $73.2 million were broadly diversified in over 30 high-quality bond issues of 12 countries.1 Government bonds owned by the fund are issued by Germany, France, Italy and Sweden, just to name a few. The average quality rating is AA, and the fund's effective duration is 5.7 years.2 The bonds selected have had generous yields but are subject to price volatility and currency fluctuation.

This report covers the fund's fiscal year, which is the 12-month period from December 1, 2000 through November 30, 2001. It begins with an interview with Robert Kowit, Senior Vice President, who co-manages the fund with Nick Ivanov, Vice President, both with Federated Global Investment Management Corp. Following their discussion are two additional items of shareholder interest--a complete listing of the fund's diversified international bond holdings and publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

During the reporting period, the fund's international bond holdings were impacted by a global economic recession and the September 11 terrorist attacks on the United States. These events triggered an aggressive monetary easing on a worldwide scale which, in turn, created a favorable environment for the government bond markets. After corporate bonds suffered a sell-off in the aftermath of September 11, they rallied again in October and November to end up close to and even surpassing the levels prior to the attacks. European corporate bonds outperformed government bonds over the reporting period. Individual share class total return performance for the 12-month reporting period follows.3

	Total Return	Net Asset Value Increase
Class A Shares	3.94%	$8.63 to $8.97 = 3.94%
Class B Shares	3.26%	$8.58 to $8.86 = 3.26%
Class C Shares	3.26%	$8.58 to $8.86 = 3.26%

Federated International Bond Fund gives you the opportunity to increase your international exposure, and offers the opportunity to profit from potential gains in foreign currencies versus the U.S. dollar, as well as long-term capital appreciation of the bonds themselves.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.4 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account and reinvesting your dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.

Thank you for joining the growing number of shareholders who have diversified their fixed income assets internationally through this fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2002

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (0.77)%, (2.24)%, and 2.26%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Robert Kowit

Senior Vice President

Federated Global Investment Management Corp.

Nick Ivanov

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the high-quality international bond market over the past 12 months?

From an economic point of view, 2001 was almost a mirror image of 2000--global economic growth in 2000 was followed by a global economic recession in 2001. The terrorist attacks on September 11 exacerbated the economic slowdown. In year 2000, real Gross Domestic Product ("GDP") growth of the Organization for Economic Cooperation & Development ("OECD") countries was 3.4%, and the outcome for 2001 is likely to be closer to 1%. Inflation has been on a decreasing trend across the various regions, especially in the aftermath of the terrorist attacks. Lower energy prices were an important source of downward pressure on prices.

After a period of robust capital expenditure during the 1990s, the downturn in 2001 was led by a slowdown in capital investment. In addition, there was a sharp decrease in inventories in the United States and Europe. One of the brighter spots during 2001 was the relatively robust consumer spending, which suffered in the aftermath of the terrorist attacks. Additionally, low interest rates supported the housing market throughout the year.

The global economic slowdown and decrease in inflation triggered an aggressive monetary easing. For example, during the 12-month reporting period, the Federal Reserve Board (the "Fed") cut interest rates by 450 basis points (100 basis points is the equivalent of 1%), the European Central Bank ("ECB") by 150 basis points, the Bank of England by 250 basis points, and the Bank of Canada by 350 basis points. In the wake of the terrorist attacks, with the exception of the Bank of Japan (which did not have much room to cut rates), the central banks in all of the major industrialized countries cut official rates to boost consumer confidence. In the United States and the United Kingdom, the monetary easing was accompanied by fiscal stimulus. In the euro area, the Stability Pact limited fiscal flexibility.

The aggressive monetary response by the central banks of the developed industrialized countries created a favorable environment for the government bond markets. Government bond yield curves became steeper across currency blocks, i.e. short-term bond yields declined more than long-term bond yields. For example, in the euro area the yield curve steepened close to 140 basis points, in Canada by almost 330 basis points, in the United Kingdom by 144 basis points, in Sweden by 48 basis points, in Denmark by 136 basis points, and in Japan by 10 basis points. The yield on benchmark German ten-year government bonds decreased from 5.0% at the beginning of the reporting period to 4.6%, from 4.9% to 4.7% on ten-year gilts, from 5.8% to 5.6% on ten-year Australian bonds, from 5.5% to 5.2% in ten-year Swedish bonds, and from 5.5% to 5.2% on ten-year Canadian bonds.

Corporate bonds had a roller coaster year. After a rally during the first half of the reporting period triggered by the aggressive monetary easing and increased appetite for credit product in the euro area, corporate bonds suffered a sell-off in the aftermath of the terrorist attacks when investors became more risk-averse and demanded higher risk premiums. They rallied then to recover by the end of November. Euro area corporate bonds returned 90 basis points more than government bonds during the reporting period.

In this environment, how did Federated International Bond Fund perform from a total return perspective?

Total returns for the fund, based on net asset value, were: Class A Shares, 3.94%; Class B Shares, 3.26%; and Class C Shares, 3.26%. These returns were less than the 6.85% total return of the average international income fund as tracked by Lipper Analytical Services, Inc.1

How did you adjust the portfolio's holdings and country allocations during the 12-month reporting period?

During the reporting period, the fund was underweight in Japan due to the persistent economic weakness, increased government bond issuance, deteriorating fiscal position and need for structural reforms. The fund had heavier exposure to the euro area countries.

In addition, the portfolio holdings had a longer average duration than the benchmark index reflecting the deterioration in global economic fundamentals and in anticipation of monetary easing.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

The fund was overweight in investment grade corporate bonds during the first half of the reporting period to take advantage of the rally in corporate bonds. Subsequently, in the aftermath of the terrorist attacks, the fund decreased its exposure to corporate bonds.

How were the fund's high-quality bond holdings diversified among countries as of November 30, 2001?

Country	Percentage of Net Assets
Germany	22.49%
Italy	19.04%
United Kingdom	13.61%
Japan	10.73%
France	8.08%
Denmark	6.59%
United States	4.07%
Hungary	3.86%
Netherlands	2.61%
Canada	2.21%
Belgium	1.88%
Sweden	1.19%
Australia	1.04%

What were the fund's top five holdings as of November 30, 2001?

Description/Coupon/Maturity	Percentage of Net Assets
Italian Government, 4.75% due 3/15/2006	11.30%
French Government, O.A.T., 5.00% due 10/25/2016	5.64%
Pfandbrief Ost Landeshypobank, EMTN, 1.60% due 2/15/2011	5.46%
Pfizer, Inc., Bond Series INTL, 0.80%, due 3/18/2008	5.27%
Federal Republic of Germany, 5.00% due 8/19/2005	5.21%
TOTAL OF NET ASSETS	32.88%

As we reach near the end of 2001, what is your outlook for high-quality international bonds?

The terrorist attacks and subsequent geo-political developments have yielded an additional dimension when assessing the outlook for 2002. The war against terror is not likely to end with the military action in Afghanistan, and "pockets" of violence might continue to exist in different parts of the world. Provided there are no major negative developments, we expect the global economy to stabilize during the first half and pick up during the second part of 2002. Although the U.S. economy has shown some signs of bottoming out, we expect one more cut of interest rates by the Fed. The Fed is not likely to start increasing rates again until the U.S. unemployment rate stabilizes and inflation starts picking up.

The euro area and other industrialized economies may be lagging developments in the United States, and there might be more scope for monetary easing in early 2002. After a rate cut in early 2002, we expect the ECB to leave rates unchanged thereafter for most of the year. Budget deficits are likely to deteriorate in the euro area; however, the euro should strengthen gradually against the U.S. dollar given the large current account and trade deficits in the United States.

In Japan, short-term rates are close to zero, and a deteriorating economy might induce the Bank of Japan to consider policy measures that would lead to a weakening of the yen.

Despite the post-September 11 rally in European corporate bonds, we think there is more scope for good performance. We expect corporate credit quality to stabilize in 2002, and low interest rates to make the case for corporate bonds compelling. However, credit selection will be critical, as certain industry sectors are likely to perform better than others. We expect cyclical industries, telecommunications companies with improving credit fundamentals, and certain financial bonds to perform well in 2002.

Federated International Bond Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund (Class A Shares) (the "Fund") from November 30, 1991 to November 30, 2001 compared to the J.P. Morgan Global Government Bond Non-U.S. Index (JPMGXUS).2

Average Annual Total Return[3] For The Period Ended 11/30/2001
1 Year	(0.77)%
5 Years	(2.91)%
10 Years	3.69%
Start of Performance (6/4/1991)	4.46%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPMGXUS is a total return, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

3 Total returns quoted reflect all applicable sales charges.

Federated International Bond Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 2001 compared to the J.P. Morgan Global Government Bond Non-U.S. Index (JPMGXUS).2

Average Annual Total Return[3] For The Period Ended 11/30/2001
1 Year	(2.24)%
5 Years	(3.04)%
Start of Performance (9/28/1994)	2.06%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

2 The JPMGXUS is a total return, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated International Bond Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 2001 compared to the J.P. Morgan Global Government Bond Non-U.S. Index (JPMGXUS).2

Average Annual Total Return[3] For The Period Ended 11/30/2001
1 Year	2.26%
5 Years	(2.72)%
Start of Performance (4/1/1993)	3.34%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPMGXUS is a total return, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Foreign Currency Par Amount		Credit Rating	[1]	Value in U.S. Dollars
	BONDS--97.1%
	AUSTRALIAN DOLLAR--1.0%
	Supranational--1.0%
1,430,000	European Investment Bank, Bond, 6.00%, 7/15/2005	AAA/Aaa		$764,710

	BRITISH POUND--9.2%
	Oil & Gas--4.1%
2,000,000	Enterprise Oil PLC, Bond, 7.25%, 7/8/2009	BBB+ /Baa1		3,036,069

	Sovereign--5.1%
900,000	United Kingdom Government, Treasury Bond, 5.75%, 12/7/2009	AAA/Aaa		1,370,464
1,600,000	United Kingdom Government, Treasury Bond, 5.00%, 3/7/2012	AAA		2,344,708

	TOTAL			3,715,172

	TOTAL BRITISH POUND			6,751,241

	CANADIAN DOLLAR--2.2%
	Sovereign--2.2%
730,000	Canadian Government, Bond, 6.00%, 6/1/2011	AAA/Aa1		493,651
1,200,000	Canadian Government, Bond, 7.00%, 12/1/2006	AAA/Aa1		847,301
300,000	Canadian Government, Bond, 9.25%, 6/1/2022	AAA/Aa1		275,125

	TOTAL CANADIAN DOLLAR			1,616,077

	DANISH KRONE--6.6%
	Sovereign--6.6%
27,000,000	Kingdom of Denmark, Bond, 6.00%, 11/15/2011	AAA		3,570,366
9,200,000	Kingdom of Denmark, Bond, 7.00%, 11/15/2007	AAA		1,252,885

	TOTAL DANISH KRONE			4,823,251

	EUROPEAN CURRENCY UNIT (ECU)--62.3%
	Banking--6.1%
1,350,000	Munchener Hypotheken (Series 564), 5.00%, 10/4/2006	Aaa		1,243,191
3,213,000	NBP Capital Trust I, Bond, 8.32%, 6/30/2010	BBB+/A2		3,210,925

	TOTAL			4,454,116

	Insurance--3.8%
3,000,000	Clerical Medical Finance PLC, Company Guarantee, 6.45%, 7/5/2023	A+/A1		2,773,127

Foreign Currency Par Amount		Credit Rating	[1]	Value in U.S. Dollars
	BONDS--continued
	EUROPEAN CURRENCY UNIT (ECU)--continued
	Sovereign--46.2%
1,500,000	Belgian Government, Bond, 4.75%, 9/28/2006	AA+/Aa1		$1,376,083
4,600,000	French Government, O.A.T., 5.00%, 10/25/2016	AAA/Aaa		4,130,527
1,800,000	French Government, O.A.T., 6.00%, 10/25/2025	AAA/Aaa		1,786,422
1,900,000	Federal Republic of Germany, Bond, 4.50%, 8/18/2006	Aaa		1,733,762
4,100,000	Federal Republic of Germany, Bond, 5.00%, 8/19/2005	Aaa		3,812,712
3,000,000	Federal Republic of Germany, Bond, 5.00%, 7/4/2011	Aaa		2,778,771
3,000,000	Federal Republic of Germany, Bond, 5.25%, 1/4/2008	AAA/Aaa		2,828,084
800,000	Federal Republic of Germany, Bond, 5.25%, 1/4/2011	Aaa		754,048
3,400,000	Federal Republic of Germany, Bond, 6.00%, 7/4/2007	AAA/Aaa		3,318,463
3,500,000	Italian Government, 4.25%, 11/1/2009	Aa3		3,046,570
9,000,000	Italian Government, 4.75%, 3/15/2006	Aa3		8,271,814

	TOTAL			33,837,256

	Telecommunications & Cellular--6.2%
2,500,000	Koninklijke KPN NV, Sr. Unsub., 4.75%, 11/5/2008	BBB-/Baa3		1,908,165
3,000,000	Olivetti Financial NV, Company Guarantee (Series EMTN), 6.125%, 7/30/2009	BBB/Baa2		2,623,573

	TOTAL			4,531,738

	TOTAL EUROPEAN CURRENCY UNIT			45,596,237

	HUNGARIAN FORINT--3.9%
	Sovereign--3.9%
300,000,000	Hungarian Government, Bond, 9.50%, 1/12/2002	A+		1,066,861
490,000,000	Hungarian Government, Bond, 9.50%, 6/12/2003	A+		1,758,913

	TOTAL HUNGARIAN FORINT			2,825,774

	JAPANESE YEN--10.7%
	Finance--5.4%
475,000,000	Pfandbrief Ost Landeshypobank, EMTN, 1.60%, 2/15/2011	Aaa		3,994,826

	Pharmaceutical--5.3%
475,000,000	Pfizer, Inc., Bond, Series INTL, 0.80%, 3/18/2008	AAA/Aaa		3,858,749

	TOTAL JAPANESE YEN			7,853,575

	SWEDISH KRONA--1.2%
	Sovereign--1.2%
8,600,000	Kingdom of Sweden, Deb., 6.50%, 5/5/2008	AAA/Aaa		872,753

	TOTAL BONDS (IDENTIFIED COST $70,328,139)			71,103,618

Shares				Value in U.S. Dollars
	MUTUAL FUND--0.3%
223,899	Prime Value Obligations Fund, Class IS (at net asset value)			$223,899

	TOTAL INVESTMENTS (IDENTIFIED COST $70,552,038)[2]			$71,327,517

1 Please refer to the appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $70,620,223. The net unrealized appreciation of investments on a federal tax basis amounts to $707,294 which is comprised of $774,269 appreciation and $66,975 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($73,214,596) at November 30, 2001.

The following acronym is used throughout this portfolio:

EMTN	--European Medium Term Note

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $70,552,038)		$71,327,517
Cash denominated in foreign currencies (identified cost $266,891)		272,157
Income receivable		1,312,922
Receivable for investments sold		22,626,468
Receivable for fund shares sold		251,801

TOTAL ASSETS		95,790,865

Liabilities:
Payable for investments purchased	$22,378,220
Payable for fund shares redeemed	157,656
Accrued expenses	40,393

TOTAL LIABILITIES		22,576,269

Net assets for 8,174,896 shares outstanding		$73,214,596

Net Assets Consist of:
Paid in capital		$86,769,404
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		773,029
Accumulated net realized loss on investments and foreign currency transactions		(14,247,917)
Net operating loss		(79,920)

TOTAL NET ASSETS		$73,214,596

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($63,587,339 ÷ 7,088,033 shares outstanding)		$8.97

Offering price per share (100/95.50 of $8.97)[1]		$9.39

Redemption proceeds per share		$8.97

Class B Shares:
Net asset value per share ($6,952,016 ÷ 784,896 shares outstanding)		$8.86

Offering price per share		$8.86

Redemption proceeds per share (94.50/100 of $8.86)[1]		$8.37

Class C Shares:
Net asset value per share ($2,675,241 ÷ 301,967 shares outstanding)		$8.86

Offering price per share		$8.86

Redemption proceeds per share (99.00/100 of $8.86)[1]		$8.77

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest (net of foreign taxes withheld of $27,498)			$4,104,788

Expenses:
Investment adviser fee		$566,340
Administrative personnel and services fee		185,000
Custodian fees		45,126
Transfer and dividend disbursing agent fees and expenses		92,102
Directors'/Trustees' fees		5,978
Auditing fees		15,495
Legal fees		5,609
Portfolio accounting fees		83,021
Distribution services fee--Class A Shares		164,193
Distribution services fee--Class B Shares		54,192
Distribution services fee--Class C Shares		19,568
Shareholder services fee--Class A Shares		164,193
Shareholder services fee--Class B Shares		18,064
Shareholder services fee--Class C Shares		6,523
Share registration costs		49,992
Printing and postage		39,701
Insurance premiums		1,268
Interest expense		290
Taxes		11,497
Miscellaneous		3,376

TOTAL EXPENSES		1,531,528

Waivers and Reimbursement:
Waiver of investment adviser fee	$(119,715)
Waiver of distribution services fee--Class A Shares	(144,490)
Reimbursement of investment adviser fee	(55)

TOTAL WAIVERS AND REIMBURSEMENT		(264,260)

Net expenses			1,267,268

Net investment income			2,837,520

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(4,385,744)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			4,562,905

Net realized and unrealized gain on investments and foreign currency transactions			177,161

Change in net assets resulting from operations			$3,014,681

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,837,520	$4,663,599
Net realized loss on investments and foreign currency transactions	(4,385,744)	(35,657,218)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	4,562,905	20,623,864

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,014,681	(10,369,755)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(234,064)
Class B Shares	--	(17,262)
Class C Shares	--	(7,051)
Distributions from paid in capital
Class A Shares	--	(1,861,678)
Class B Shares	--	(137,301)
Class C Shares	--	(56,081)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(2,313,437)

Share Transactions:
Proceeds from sale of shares	22,442,602	62,536,020
Net asset value of shares issued to shareholders in payment of distributions declared	--	504,025
Cost of shares redeemed	(35,507,166)	(97,230,630)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,064,564)	(34,190,585)

Change in net assets	(10,049,883)	(46,873,777)

Net Assets:
Beginning of period	83,264,479	130,138,256

End of period	$73,214,596	$83,264,479

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$8.63	$9.68	$11.22	$10.65	$11.92
Income From Investment Operations:
Net investment income	0.34 [2]	0.43 [2]	0.55 [2]	0.52 [2]	0.63 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	--	(1.30)	(1.63)	0.53	(1.07)

TOTAL FROM INVESTMENT OPERATIONS	0.34	(0.87)	(1.08)	1.05	(0.44)

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.46)	(0.48)	(0.83)
Distributions from paid in capital	--	(0.16)	--	--	--

TOTAL FROM DISTRIBUTIONS	--	(0.18)	(0.46)	(0.48)	(0.83)

Net Asset Value, End of Period	$8.97	$8.63	$ 9.68	$11.22	$10.65

Total Return[3]	3.94%	(9.15)%	(9.87)%	10.22%	(3.70)%

Ratios to Average Net Assets:

Expenses	1.58%	1.55%	1.46%	1.33%	1.30%

Expenses excluding interest expense	1.58%	1.55%	1.46%	1.33%	1.30%

Net investment income	3.85%	4.68%	5.19%	5.04%	5.83%

Expense waiver/reimbursement[4]	0.38%	0.22%	0.23%	0.24%	0.26%

Supplemental Data:

Net assets, end of period (000 omitted)	$63,587	$72,867	$115,155	$138,567	$180,415

Portfolio turnover	436%	116%	52%	37%	67%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.58	$ 9.66	$11.19	$10.62	$11.89
Income From Investment Operations:
Net investment income	0.28 [2]	0.35 [2]	0.47 [2]	0.46 [2]	0.56 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	--	(1.29)	(1.62)	0.51	(1.08)

TOTAL FROM INVESTMENT OPERATIONS	0.28	(0.94)	(1.15)	0.97	(0.52)

Less Distributions:
Distributions from net investment income	--	(0.01)	(0.38)	(0.40)	(0.75)
Distributions from paid in capital	--	(0.13)	--	--	--

TOTAL FROM DISTRIBUTIONS	--	(0.14)	(0.38)	(0.40)	(0.75)

Net Asset Value, End of Period	$ 8.86	$ 8.58	$ 9.66	$11.19	$10.62

Total Return[3]	3.26%	(9.84)%	(10.47)%	9.45%	(4.43)%

Ratios to Average Net Assets:

Expenses	2.30%	2.27%	2.18%	2.05%	2.06%

Expenses excluding interest expense	2.30%	2.27%	2.18%	2.05%	2.06%

Net investment income	3.14%	3.90%	4.47%	4.31%	5.06%

Expense waiver/reimbursement[4]	0.16%	--	0.01%	0.02%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$6,952	$7,678	$10,702	$13,174	$12,521

Portfolio turnover	436%	116%	52%	37%	67%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.58	$ 9.67	$11.20	$10.63	$11.89
Income From Investment Operations:
Net investment income	0.28 [2]	0.35 [2]	0.47 [2]	0.46 [2]	0.56 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	--	(1.29)	(1.62)	0.51	(1.08)

TOTAL FROM INVESTMENT OPERATIONS	0.28	(0.94)	(1.15)	0.97	(0.52)

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.38)	(0.40)	(0.74)
Distributions from paid in capital	--	(0.13)	--	--	--

TOTAL FROM DISTRIBUTIONS	--	(0.15)	(0.38)	(0.40)	(0.74)

Net Asset Value, End of Period	$ 8.86	$ 8.58	$ 9.67	$11.20	$10.63

Total Return[3]	3.26%	(9.91)%	(10.46)%	9.42%	(4.42)%

Ratios to Average Net Assets:

Expenses	2.30%	2.27%	2.18%	2.05%	2.06%

Expenses excluding interest expense	2.30%	2.27%	2.18%	2.05%	2.06%

Net investment income	3.14%	3.91%	4.47%	4.32%	5.10%

Expense waiver/reimbursement[4]	0.16%	--	0.01%	0.02%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$2,675	$2,720	$4,281	$6,654	$8,285

Portfolio turnover	436%	116%	52%	37%	67%

1 Beginning with the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Bond Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. If no sale price on a recognized securities exchange is reported or if the security is traded over-the-counter, the security is valued according to the last reported bid price. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on long-term debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on long-term debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(269,074)	$3,186,514	$(2,917,440)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $14,259,652, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$4,500,269

2003	4,766,152

2008	3,782,266

2009	1,210,965

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2001, the Fund had no outstanding foreign currency exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market price are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.0001 per share) authorized were as follows:

Shares Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,288,523	$20,409,833	6,615,806	$59,975,590
Shares issued to shareholders in payment of distributions declared	--	--	36,842	350,397
Shares redeemed	(3,647,942)	(32,369,254)	(10,098,346)	(91,460,434)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,359,419)	$(11,959,421)	(3,445,698)	$(31,134,447)

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	98,433	$867,201	213,554	$1,946,486
Shares issued to shareholders in payment of distributions declared	--	--	11,106	105,686
Shares redeemed	(208,706)	(1,841,214)	(437,145)	(3,989,707)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(110,273)	$(974,013)	(212,485)	$(1,937,535)

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	131,666	$1,165,568	68,231	$613,944
Shares issued to shareholders in payment of distributions declared	--	--	5,041	47,942
Shares redeemed	(146,711)	(1,296,698)	(199,088)	(1,780,489)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(15,045)	$(131,130)	(125,816)	$(1,118,603)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,484,737)	$(13,064,564)	(3,783,999)	$(34,190,585)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$316,046,182

Sales	$324,800,460

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2001, there were no outstanding loans. During the year ended November 30, 2001, the maximum outstanding borrowings were $274,403. The Fund had an average outstanding daily balance of $234,861 with a high and low interest rate of 4.625% and 4.438%, respectively, representing only the days the LOC was utilized. Interest expense totaled $290 for the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001 the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED INTERNATIONAL SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Bond Fund (the "Fund") (one of the portfolios constituting the Federated International Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1998 were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Fund of Federated International Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

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